BRAZIL GOLD CORPORATION

(Formerly DYNAMIC ALERT INC.)

(A Development Stage Company)

UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

31 MARCH 2010

Unaudited - Prepared by Management

Set forth below are:

- the unaudited pro forma consolidated balance sheet of Brazil Gold Corporation ("Brazil Gold") formerly Dynamic Alert Inc., as at 31 March 2010 assuming the transaction occurred as at 31March 2010;

- the unaudited pro forma consolidated statements of operations for the nine month period ended 31 March 2010 assuming the transaction occurred at the beginning of the period; and

- the unaudited pro forma consolidated statements of operations for the year ended 30 June 2009 assuming the transaction occurred at the beginning of the period

The information presented below is for informational purposes only and is not necessarily indicative of the actual results that would have occurred had the acquisition been consummated as at 31 March 2010 or at the beginning of the respective periods, nor are they necessarily indicative of future operating results of the consolidated companies under the ownership and management of the Company. The unaudited pro forma consolidated financial information should be read in conjunction with the financial statements and related notes.

BRAZIL GOLD CORPORATION
(Formerly DYNAMIC ALERT INC.)
(A Development Stage Company)

Unaudited Pro Forma Consolidated Balance Sheet
As at 31 March 2010
Expressed in U.S. Funds
Unaudited - Prepared by Management

ASSETS	Brazil Gold Corp,.	Amazonia Capital e Participações Ltda		Pro Forma Adjustments and Eliminating Entries (Note 2)	Pro Forma Consolidated Brazil Gold Corp.
Current					
Prepaid Expenses	14,482	0		-	14,482
	14,482	**0**		**0**	**14,482**
NONCURRENT ASSETS					
Notes Receivable	841,150	0	b	-841,150	0
Fixed Assets	1,000	0		-	1,000
	842,150	**0**		**-841,150**	**1,000**
Total Assets	**856,632**	**0**		**-841,150**	**15,482**
LIABILITIES					
Current					
Bank Overdraft	0	1,097		-	1,097
Accounts Payable and accrued liabilities	81,623	1,051,589	b	-412,628	720,584
Advances Payable	66,461	0		-	66,461
Accounts Payable, related parties	60,000	0		-	60,000
Convertible debentures, net of discount	830,237	428,522	b	-428,522	830,237
	1,038,321	**1,481,208**		**-841,522**	**1,678,379**
STOCKHOLDERS' EQUITY (DEFICIENCY)					
Capital Stock	80,000	43,264	a	-80,000	80,000
			c	36,736	
Additional paid in capital	464,892	887,136	a	-181,689	668,711
			a	-464,892	
			c	-36,736	
Deficit					
Accumulated deficit	(215,710)	0	a	215,710	0
Accumulated deficit during development stage	(517,024)	(2,342,793)	a	517,024	(2,342,793)
Cumulative comprehensive (income)/loss	(6,153)	(68,815)	a	6,153	(68,815)
Total Stockholders' Equity	**181,689**	**1,481,208**		**0**	**(1,662,897)**
	$ 856,632	**$ 0**	**$**	**0**	**$ 15,482**

ON BEHALF OF THE BOARD:

J Roland Vetter, CFO

The accompanying notes are an integral part of these financial statements.

BRAZIL GOLD CORPORATION
(Formerly DYNAMIC ALERT INC.)
(A Development Stage Company)

Unaudited Pro Forma Consolidated Statement of Operations
For the Nine Months Ended 31 March 2010
Expressed in U.S. Funds
Unaudited - Prepared by Management

	Brazil Gold Corp.	Amazonia Capital e Participações Ltda	Pro Forma Adjustments and Eliminating Entries *(Note 2)*	Pro Forma Consolidated Brazil Gold Corp.
Revenue	$ 0	$ 0	$ -	$ 0
General and Administrative Expenses				
Administrative Expenses	592,075	70,652	-	662,727
Mineral Exploration and Development Expenses				
Consulting Fees	0	143,000	-	143,000
Exploration and analysis	0	751,277	-	751,277
Salaries and wages	0	95,742	-	95,742
Loss from Operations	**592,075**	**1,060,671**	-	**1,652,746**
Gain on sale of assets	377	0		377
Interest (Income)/Expenses	0	(1,403)	-	(1,403)
Net Loss from Continued Operations	$ **591,698**	$ **1,059,268**	$ -	$ **1,650,966**
Net (Profit)/Loss from discontinued operations	(3,833)	0	-	(3,833)
Translation adjustment	0	226,024		226,024
Total Comprehensive Loss for Period	$ **587,865**	$ **1,285,292**	$ -	$ **1,873,157**
Weighted Number of Common Shares Outstanding	80,000,000	0	-	80,000,000
Loss per Common Share – Basic and Diluted	$ (0.01)	0	-	$ (0.02)

The accompanying notes are an integral part of these financial statements.

BRAZIL GOLD CORPORATION
(Formerly DYNAMIC ALERT INC.)
(A Development Stage Company)

Unaudited Pro Forma Consolidated Statement of Operations
For the Year Ended 30 June 2009
Expressed in U.S. Funds
Unaudited - Prepared by Management

	Brazil Gold Corp.	Amazonia Capital e Participações Ltda	Pro Forma Adjustments and Eliminating Entries *(Note 2)*	Pro Forma Consolidated Brazil Gold Corp .
Revenue	$ 3,120	$ 0	$ -	$ 3,120
Cost of Goods Sold	585	0		585
	2,535	**0**	-	**2,535**
General and Administrative Expenses				
Administrative Expenses	38,223	356	-	53,410
Mineral Exploration and Development Expenses				
Consulting Fees	0	156,000	-	156,000
Exploration and analysis	0	537,842	-	537,842
Salaries and wages	0	90,595	-	90,595
Loss from Operations	**35,688**	**784,793**	**-**	**820,481**
Interest (Income)/Expenses	0	(596)	-	(596)
Translation adjustment	0	(30,182)	-	(30,182)
Total Comprehensive Loss for Year	**35,688**	**$ 754,015**	**-**	**$ 789,703**
Weighted Number of Common Shares Outstanding	80,000,000	0	-	80,000,000
Loss per Common Share – Basic and Diluted	$ (0.01)	0	-	$ (0.01)

The accompanying notes are an integral part of these financial statements.

BRAZIL GOLD CORPORATION
(Formerly DYNAMIC ALERT INC.)
(A Development Stage Company)

Notes to Unaudited Pro Forma Consolidated Financial Statements
31 March 2010
Expressed in U.S. Funds
Unaudited - Prepared by Management

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1. Proposed Arrangement and Basis of Presentation

On November 13, 2009, Brazil Gold Corp. (formerly Dynamic Alert, Ltd.), a Nevada corporation (the "Company") entered into a Letter of Intent with the Rusheen Handels AG, a Swiss corporation ("Rusheen") for the acquisition by the Company of Rusheen's 99% ownership interest in Amazones Capital e Particpacoes Ltd., a Brazilian corporation ("Amazones") in exchange for (a) 44 million restricted shares of the Company's common stock and a 2.5% net smelter return royalty on mineral production from Amazones mineral claims located in Brazil. Amazones owns mineral claims to approximately 2.04 million acres in three (3) states in Brazil.

The agreement to acquire Rusheen's ownership interest in Amazones is contingent on the parties entering into a written definitive acquisition agreement, approval by both parties' board of directors and completion of due diligence investigation by each party.

These unaudited pro forma consolidated financial statements ("pro forma financial statements") have been prepared in accordance with accounting principles generally accepted in the United States of America and are expressed in US dollars. These pro forma financial statements do not contain all of the information required for annual financial statements. Accordingly, they should be read in conjunction with the most recent annual and interim financial statements of the Company.

The acquisition by the Company of Amazones is deemed to be a reverse acquisition. In accordance with the Accounting and Financial Reporting Interpretations and Guidance prepared by the staff of the U.S. Securities and Exchange Commission, The Company (the legal acquirer) is considered the accounting acquiree and Amazones (the legal acquiree) is considered the accounting acquirer. The combined financial statements of the combined entity will in substance be those of Amazones, with the assets and liabilities, and revenues and expenses, of The Company being included effective from the date of consummation of Share Exchange Transaction. The Company is deemed to be a continuation of business of Amazones. The outstanding common stock of The Company prior to the Share Exchange Transaction will be accounted for at their net book value and no goodwill will be recognized.

The unaudited pro forma consolidated financial statements have been compiled using the significant accounting policies as set out in the audited financial statements of Amazones. Based on the review of the accounting policies of The Company it is The Company managements' opinion that there are no material accounting differences between the accounting policies of Amazones and The Company. The unaudited pro forma consolidated financial statements should be read in conjunction with the historical financial statements and notes thereto of Amazones.

It is management's opinion that these pro forma financial statements include all adjustments necessary for the fair presentation, in all material respects, of the proposed transaction described above in accordance with US GAAP applied on a basis consistent with Amazones' accounting policies. No adjustments have been made to reflect potential cost savings that may occur subsequent to completion of the transaction. The pro forma statements of operations do not reflect non-recurring charges or credits directly attributable to the transaction, of which non are currently anticipated.

The unaudited pro forma consolidated financial statements are not intended to reflect the results of operations or the financial position of Amazones which would have actually resulted had the proposed transaction been effected on the dates indicated. Further, the unaudited pro forma financial information is not necessarily indicative of the results of operations that may be obtained in the future.

2. Pro forma adjustments

The unaudited pro forma consolidated financial statements give effect to the following adjustments:

(a) To eliminate the pre-acquisition deficit of the Company under reverse merger and record a charge to additional paid in capital for the remaining net liability of the Company.

(b) To eliminate intercompany accounts receivable and accounts payable related to funds advanced to Amazones to pay mineral taxes owed.

(c) To adjust the par value of common stock to reflect the par value of common stock outstanding after the reverse merger.

(d) The Company has not provided for any income tax benefit related to operating losses due to insufficient evidence to indicate that such benefits could be realized